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                                                                      Exhibit 10
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                         FIFTH INSTRUMENT OF AMENDMENT
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           WHEREAS, J. Crew Group, Inc. (the "Company") maintains the J. Crew
Group, Inc. 1997 Stock Option Plan (the "Plan");

           WHEREAS, Section 4.12 of the Plan provides that the Plan may be amended by the Committee at any time, with exceptions not here material;

           WHEREAS, the Committee wishes to amend the Plan, subject to shareholder approval, to increase the number of shares of common stock reserved for issuance upon exercise of options awarded under the Plan;

           WHEREAS, all defined terms used herein shall have the meaning set forth in the Plan unless specifically defined herein;

           NOW, THEREFORE, the Plan is hereby amended, subject to shareholder approval, as follows:

           1. The reference to "1,810,000 shares of Common Stock" in the first sentence of Section 4 of the Plan shall be replaced with a reference to "1,910,000 shares of Common Stock".

July 24, 2000